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                                                                   EXHIBIT 23.2


                        Consent of Independent Auditors


The Board of Directors
TIA, Inc.:

We consent to the use of our report included herein and to the references to our firm under the headings "Selected Consolidated Financial Data" and "Experts" in the prospectus.

                                           /s/ KPMG Peat Marwick LLP
                                           --------------------------
                                           KPMG Peat Marwick LLP


Greensboro, North Carolina
June 4, 1996